                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant [x]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[x]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             ULTADATA CORPORATION
               (Name of Registrant as Specified In Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                               [ULTRADATA LOGO]


                                                                   April 7, 1999

To Our Stockholders:

  You are cordially invited to attend the 1999 Annual Meeting of Stockholders of ULTRADATA Corporation (the "Company") to be held at the offices of the Company located at 5000 Franklin Drive, Pleasanton, California on Friday, May 7, 1999, at 9:00 a.m., Pacific time.

  The matters expected to be acted upon at the meeting are described in detail in the following Notice of Annual Meeting and Proxy Statement.

  It is important that you use this opportunity to take part in the affairs of your company by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

  The Proxy should be returned to the offices of the Company at 5000 Franklin Drive, Pleasanton, California 94588-3354, not later than 9:00 a.m. on Wednesday,
                                          --------------------------------------
May 5, 1999, being 48 hours prior to the time fixed for the Annual Meeting.
-----------
Returning the Proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

  We look forward to seeing you at the meeting.

                                  Sincerely,

                                  /s/ Ronald H. Bissinger

                                  Ronald H. Bissinger
                                  Vice President, Chief Financial Officer and
                                  Secretary

                               [ULTRADATA LOGO]



                             ULTRADATA CORPORATION

                              5000 Franklin Drive
                       Pleasanton, California 94588-3354

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To Our Stockholders:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ULTRADATA Corporation (the "Company") will be held at the offices of the Company located at 5000 Franklin Drive, Pleasanton, California on Friday, May 7, 1999, at 9:00 a.m., for the following purposes:

   1. To elect five directors of the Company, each to serve until the next Annual Meeting of Stockholders or until his successor has been elected and qualified or until his earlier resignation or removal. The Company's Board of Directors intends to present the following nominees for election as directors:

      Nigel P. Gallop
      Robert J. Majteles
      John F. Carlson
      M. M. Stuckey
      Lawrence M. Howell

   2. To ratify the selection of Deloitte & Touche LLP as the Company's independent auditors for 1999.


   3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.


  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.


  Only stockholders of record at the close of business on April 1, 1999 are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

                                  By Order of the Board of Directors

                                  /s/ Ronald H. Bissinger

                                  Ronald H. Bissinger
                                  Vice President, Chief Financial Officer and
                                  Secretary

Pleasanton, California
April 7, 1999

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                             ULTRADATA CORPORATION

                              5000 Franklin Drive
                       Pleasanton, California 94588-3354

                                PROXY STATEMENT

                                 April 7, 1999


  The accompanying proxy is solicited on behalf of the Board of Directors (the "Board") of ULTRADATA Corporation, a Delaware corporation (the "Company" or "ULTRADATA"), for use at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company located at 5000 Franklin Drive, Pleasanton, California on Friday, May 7, 1999, at 9:00 a.m., Pacific time (the "Meeting"). This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about April 7, 1999. An annual report for the year ended December 31, 1998 is enclosed with this Proxy Statement.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

  Only holders of record of the Company's Common Stock at the close of business on April 1, 1999 (the "Record Date") will be entitled to vote at the Meeting. A majority of the shares outstanding on the Record Date will constitute a quorum for the transaction of business at the Meeting. At the close of business on the Record Date, the Company had 7,746,132 shares of Common Stock outstanding and entitled to vote.

  Holders of the Company's Common Stock are entitled to one vote for each share held as of the Record Date. Shares of Common Stock may not be voted cumulatively.

  In the event that a broker, bank, custodian, nominee or other record holder of the Company's Common Stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter (a "broker non-vote"), those shares will not be considered present and entitled to vote with respect to that matter, although they will be counted in determining the presence of a quorum.

  Directors will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Approval of Proposal No. 2 requires the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Meeting that are voted "for" the proposal. Neither an abstention nor a broker non-vote will be counted as a vote "for" or "against" Proposal No. 2. All votes will be tabulated by the inspector of elections appointed for the Meeting.

  The proxy accompanying this Proxy Statement is solicited on behalf of the Board for use at the Meeting. Stockholders are requested to complete, date and sign the accompanying proxy card and promptly return it in the enclosed envelope. All executed, returned proxies that are not revoked will be voted in accordance with the instructions contained therein; however, returned signed proxies that give no instructions as to how they should be voted on a particular proposal will be counted as votes "for" such proposal (or, in the case of the election of directors, as a vote "for" election to the Board of all the nominees presented by the Board).

  In the event that sufficient votes in favor of the proposals are not received by the date of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. Any such adjournment would require the affirmative vote of the majority of the shares present in person or represented by proxy at the Meeting and entitled to vote.

  The expenses of soliciting proxies to be voted at the Meeting will be paid by the Company. Following the original mailing of the proxies and other soliciting materials, the Company will request that brokers, custodians, nominees and other record holders of the Company's Common Stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Common Stock and request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses. The original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers and regular employees of the Company.

                            REVOCABILITY OF PROXIES

  Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it before the Meeting or at the Meeting before the vote pursuant to the proxy. A proxy may be revoked by a writing delivered to the Company stating that the proxy is revoked, by a subsequent proxy that is signed by the person who signed the earlier proxy and is presented at the Meeting, or by attendance at the Meeting and voting in person. Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Meeting, the stockholder must bring to the Meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares.

                     PROPOSAL NO. 1--ELECTION OF DIRECTORS

  The Board currently consists of five directors. Five directors are to be elected at the Meeting. Each director will be elected to hold office until the next annual meeting of stockholders or until a successor is duly elected and qualified or until such director's earlier resignation or removal. Shares represented by the accompanying proxy will be voted for the election of each of the five nominees named below unless the proxy is marked in such a manner as to withhold authority so to vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to or for good cause will not serve as a director.

Nominees

  The names of the nominees, each of whom is currently a director of the Company, and certain information about them, are set forth below:

       Name of Director               Age   Principal Occupation                          Director Since
       ----------------               ---   --------------------                          --------------
Nigel P. Gallop(1).............       53    Chairman of the Board                             1981
Robert J. Majteles.............       34    President and Chief Executive Officer             1996
John F. Carlson(1)(2)..........       60    Small Business Advisor                            1997
Lawrence M. Howell(1)(2).......       53    Managing Partner of Howell Capital                1995
M. M. Stuckey(1)(2)............       60    Chief Executive Officer and Chairman of the       1995
                                            Board of Fourth Shift Corporation

---------------------------------------
(1) Member of the Audit and Finance Committee.
(2) Member of the Compensation Committee.

  Nigel P. Gallop - Mr. Gallop, a co-founder of the Company, has been a director of the Company since its incorporation in May 1981, and has served as its Chairman since October 1989. Mr. Gallop served as President of the Company from October 1989 to October 1996, and served as Chief Executive Officer of the Company from October 1989 to April 1997.

  Robert J. Majteles - Mr. Majteles is a director of the Company, and has served as President and Chief Executive Officer since April 1997. From October 1996 to April 1997, Mr. Majteles served as the Company's President and Chief Operating Officer. From January 1992 to June 1996, Mr. Majteles served in various executive positions at CAMAX Systems, Inc., a computer software firm, including President and Chief Executive Officer from June 1994 to June 1996. Mr. Majteles holds a Bachelor of Arts from Columbia College and a Juris Doctor from Stanford University.

  John F. Carlson - Mr. Carlson has been a director of the Company since January 1997. Since June 1995, Mr. Carlson has been self-employed as an advisor to small businesses. From September 1991 to December 1992, Mr. Carlson served as President and Chief Operating Officer of Cray Research, Inc., a super computer manufacturer, and as its Chairman and Chief Executive Officer from January 1993 to May 1995. Mr. Carlson holds a Bachelor of Science from St. Mary's University of Minnesota.

  Lawrence M. Howell - Mr. Howell has been a director of the Company since December 1995. Since January 1996, Mr. Howell has been Managing Partner of Howell Capital, an investment banking advisory firm. From January 1993 to January 1996, Mr. Howell was employed by Morgan Stanley & Co. Incorporated, an international investment banking firm, where he served as Managing Director and Advisory Director. From May 1970 to December 1992, he was employed in the investment banking division of Goldman Sachs & Co., an investment banking firm. Mr. Howell holds a Bachelor of Business Administration from the University of Texas and a Master of Business Administration from Southern Methodist University. Mr. Howell is a director of Aztec Technology Partners, Inc., a provider of a broad range of information technology business solutions.

  M. M. Stuckey - Mr. Stuckey has been a director of the Company since December 1995. Since October 1982, Mr. Stuckey has been Chief Executive Officer and Chairman of the Board of Fourth Shift Corporation, a supplier of client-server based software. Mr. Stuckey holds a Bachelor of Science in Math and Business from Southern Methodist University.

Board of Directors' Meetings and Committees

  During 1998, the Board met six times, including telephone conference meetings. No director attended fewer than 75% of the aggregate of the total number of meetings of the Board or the total number of meetings held by all committees of the Board on which such director served.

  Standing committees of the Board include an Audit and Finance Committee and a Compensation Committee. During 1998, the Board did not have a nominating committee or a committee performing similar functions.

  The current members of the Audit and Finance Committee are Messrs. Carlson, Howell, Gallop and Stuckey. The Audit and Finance Committee was formed in September 1995 and met six times during 1998. The Audit and Finance Committee meets with the Company's independent auditors to review the adequacy of the Company's internal control systems and financial reporting procedures; reviews the general scope of the Company's annual audit and the fees charged by the independent auditors; reviews and monitors the performance of non-audit services by the Company's auditors; reviews the fairness of any proposed transaction between any officer, director or other affiliate of the Company and the Company, and after such review, makes recommendations to the full Board; and performs such further functions as may be required by any stock exchange or over-the-counter market upon which the Company's Common Stock may be listed.

  The current members of the Compensation Committee are Messrs. Carlson, Howell and Stuckey. The Compensation Committee was formed in September 1995 and met six times during 1998. The Compensation Committee recommends compensation for officers and employees of the Company, grants options and stock awards under the Company's employee benefit plans and reviews and recommends adoption of and amendments to stock option and employee benefit plans.

Director Compensation

  The Company reimburses the members of its Board of Directors for reasonable expenses associated with their attendance at Board meetings. Members of the Board of Directors, other than Mr. Majteles, are entitled to receive a quarterly retainer fee of $1,500, plus $1,000 per Board meeting and $500 per committee meeting. Members of the Board who are not employees of the Company, or any parent, subsidiary or affiliate of the Company, are eligible to participate in the Company's 1995 Directors Stock Option Plan (the "Directors Plan"). Under the Directors Plan, each non-employee director is granted an option to purchase 20,000 shares of Common Stock upon such director's election to the Board of Directors. In addition, each non-employee director is granted an option to purchase 5,000 shares of Common Stock at each annual stockholders' meeting. All such options vest as to 25% on each of the first four anniversaries of the date of grant. Option grants under the Directors Plan are non-discretionary.

  During 1998, the Company granted options under the Directors Plan covering 5,000 shares to each of Messrs. Carlson, Howell and Stuckey, each of whom is a non-employee director of the Company, at an exercise price per share of $6.43. The fair market value of such Common Stock on the date of grant was $6.43 per share (based on the closing sales price reported in the Wall Street Journal on the date of grant). Additionally, the Company granted options under the Company's 1994 Equity Incentive Plan covering 5,000 shares to Mr. Howell for services relating to the Company's strategic activities, and 5,000 shares to Mr. Stuckey for financial and operational services and services relating to the transition of the Company's Chief Financial Officer, at an exercise price per share of $4.125. The fair market value of such Common Stock on the date of grant was $4.125 per share (based on the closing sales price reported in the Wall Street Journal on the date of grant). As of March 15, 1999, no options had been exercised by any non-employee director under the Directors Plan or the 1994 Equity Incentive Plan.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION
                                                    ---
                      OF EACH OF THE NOMINATED DIRECTORS.

       PROPOSAL NO. 2--RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

  The Company has selected Deloitte & Touche LLP as its independent auditors to perform the audit of the Company's financial statements for the year ending December 31, 1999, and the stockholders are being asked to ratify such selection. Representatives of Deloitte & Touche LLP will be present at the Meeting, will have the opportunity to make a statement at the Meeting if they desire to do so, and will be available to respond to appropriate questions.

  Effective April 1, 1998, the Company dismissed its prior certifying accountants, KPMG Peat Marwick LLP ("KPMG"). KPMG's report on the Company's financial statements during the two most recent fiscal years and the subsequent interim period preceding the date hereof contained no adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was approved by the Company's Board of Directors.

  During the last two fiscal years and the subsequent interim period preceding the date hereof, there were no disagreements between the Company and KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

  In connection with the audit of the Company's 1996 financial statements, KPMG identified certain "reportable conditions" relating to material weaknesses in the Company's internal controls. With respect to the Company's process for new product releases, KPMG noted material weaknesses in its field testing procedures and customer communication, resulting in installation delays, aging of receivables, unbilled revenues and the shipment of products in advance of the Company's capacity to install on a timely basis resulting in a significant increase in unbilled revenues. Material weaknesses were also identified in the Company's procedures for timely analyzing customer balances and estimating the overall cost of training and installation obligations and the cost to complete at any particular time. These material weaknesses were exacerbated by inefficiencies in the Company's accounting system. As a result of these material weaknesses in the Company's accounting system, the auditors expressed significant concerns about the Company's ability to report timely, accurate financial information in the future. The Audit Committee of the Company's Board of Directors discussed the subject matter of the noted material weaknesses with KPMG.

  Effective April 1, 1998, the Company engaged Deloitte & Touche LLP as its principal accountants. The Company has authorized KPMG to respond fully to the inquiries of Deloitte & Touche LLP concerning the subject matter of the noted material weaknesses. During the last two fiscal years and the subsequent interim period preceding the date hereof, the Company did not consult Deloitte & Touche LLP regarding any of the matters or events set forth in Item 304
(a)(2)(i) and (ii) of Regulation S-K.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION
                                                  ---
                  OF THE SELECTION OF DELOITTE & TOUCHE LLP.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth certain information, as of March 15, 1999, with respect to the beneficial ownership of the Company's Common Stock by: (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock; (ii) each director and nominee; (iii) each Named Executive Officer; and (iv) all directors and executive officers as a group.

                                                          Amount and Nature of               Percent of Outstanding
Name and Address of Beneficial Owner                     Beneficial Ownership (1)               Common Stock (1)
-------------------------------------                    ------------------------               ----------------
Nigel P. Gallop (2).................................            1,804,000                             21.6%
c/o ULTRADATA Corporation
5000 Franklin Drive
Pleasanton, California  94588-3544

Andrew J. Phelan....................................            1,125,000                             14.5%
c/o Ultradata Australia
25 Richardson Street
West Perth 6005
Australia

Brian N. Dean.......................................              980,742                             12.7%
c/o Ultradata Australia
1919 Malvern Road
East Malvern Victoria
Australia 3145

Malcolm R. McKellar.................................              868,500                             11.2%
10-12 Hibiscus Court
Rocky Point, FNQ 4783
Australia

David M. Greenhouse (3).............................              820,800                             10.6%
Austin W. Marxe (3)
153 East 53/rd/ Street
New York, NY  10022

Robert J. Majteles (4)..............................              416,662                              5.1%
c/o ULTRADATA Corporation
5000 Franklin Drive
Pleasanton, CA  94588-3354

Lipkin Capital Management, Inc. (5).................              414,500                              5.4%
161 Ferndale Avenue South
Wayzata, MN  55391

David J. Robbins (6)................................               52,436                                *

Cindy L. Cooper (7).................................               41,415                                *

James Berthelsen (8)................................               39,420                                *

Ronald H. Bissinger (9).............................               13,541                                *

Philip Ranger (10)..................................               40,065                                *

John F. Carlson (11)................................               11,250                                *

Lawrence M. Howell (12).............................               33,800                                *

M. M. Stuckey (13)..................................               20,000                                *

All executive officers and directors as a group                 2,472,589                              27.6%
(10 persons) (14)...................................

 ----------------------------

 *  Less than 1%

(1) Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of March 15, 1999 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2) Includes 600,000 shares of Common Stock subject to options exercisable within 60 days of March 15, 1999. Mr. Gallop is a director of the Company.

(3) Includes 528,900 shares of Common Stock owned by Special Situations Fund III, L.P., 50,300 shares of Common Stock owned by Special Situations Private Equity Fund, L.P., 166,600 shares of Common Stock owned by Special Situations Cayman Fund, L.P., and 75,000 shares of Common Stock owned by Special Situations Technology Fund, L.P. MGP Advisers Limited Partnership ("MGP") is a general partner of Special Situations Fund III, MG Advisers L.L.C. ("MG") is a general partner of Special Situations Private Equity Fund, L.P., SST Advisers L.L.C. ("SST") is a general partner of Special Situations Technology Fund, L.P., and AWM Investment Company, Inc. ("AWM") is a general partner of MGP Advisers Limited Partnership and a general partner of Special Situations Cayman Fund, L.P. Each of Messrs. Greenhouse and Marxe is an officer, director, member or principal shareholder of MGP, MG, SST, and AWM.

(4) Includes 391,662 shares of Common Stock subject to options exercisable within 60 days of March 15, 1999. Mr. Majteles is President and Chief Executive Officer of the Company.

(5) Includes 264,500 shares of Common Stock owned by Raymond A. Lipkin, 74,500 shares of Common Stock owned by a family partnership in which Mr. Lipkin and his spouse are general partners and Mr. Lipkin is the general, and 17,400 shares of Common Stock held by or on behalf of family members with respect to which Mr. Lipkin has management and shared voting power. Also includes 58,100 shares of Common Stock owned by clients of Lipkin Capital Management, Inc. Mr. Lipkin is President of Lipkin Capital Management, Inc.

(6) Includes 47,290 shares of Common Stock subject to options exercisable within 60 days of March 15, 1999. Mr. Robbins is Vice President, Products and Services of the Company.

(7) Includes 35,456 shares of Common Stock subject to options exercisable within 60 days of March 15, 1999. Ms. Cooper is Vice President, Product Development of the Company.

(8) Includes 30,355 shares of Common Stock subject to options exercisable within 60 days of March 15, 1999. Mr. Berthelsen is Vice President, Marketing of the Company.

(9) Includes 13,541 shares of Common Stock subject to options exercisable within 60 days of March 15, 1999. Mr. Bissinger is Vice President and Chief Financial Officer of the Company.

(10) Includes 35,915 shares of Common Stock subject to options exercisable within 60 days of March 15, 1999. Mr. Ranger is the former Vice President, Sales of the Company.

(11) Includes 11,250 shares of Common Stock subject to options exercisable within 60 days of March 15, 1999. Mr. Carlson is a director of the Company.

(12) Includes 11,400 shares held by the Howell Revocable Trust and 4,900 shares held by the Howell Children's Trust. Also includes 17,500 shares of Common Stock subject to options exercisable within 60 days of March 15, 1999. Mr. Howell is a director of the Company.

(13) Includes 17,500 shares of Common Stock subject to options exercisable within 60 days of March 15, 1999. Mr. Stuckey is a director of the Company.

(14) Includes 1,200,469 shares of Common Stock subject to options exercisable within 60 days of March 15, 1999.

                            EXECUTIVE COMPENSATION


  The following table sets forth all compensation awarded, earned or paid for services rendered in all capacities to the Company and its subsidiaries during each of 1996, 1997 and 1998 to the Company's Chief Executive Officer, and the Company's four other most highly compensated executive officers who were serving as executive officers at the end of 1998, and one highly compensated executive officer who was not serving as an executive officer at the end of 1998 (together, the "Named Executive Officers"). This information includes the dollar values of base salaries, bonus awards, the number of shares subject to stock options granted and certain other compensation, if any, whether paid or deferred. The Company does not grant stock appreciation rights and has no long-term compensation benefits other than the stock options.

                          Summary Compensation Table


                                                                                                       Long-Term
                                                                                                      Compensation
                                                                 Annual Compensation                     Awards
                                                      -------------------------------------------------------------
                                             Fiscal                             Other Annual         Securities
Name and Principal Position                   Year    Salary      Bonus        Compensation (1)   Underlying Options
---------------------------                   ----    ------      -----        ----------------   ------------------
Robert J. Majteles...................         1998    $250,000       --           $  5,000             50,000
President and Chief Executive Officer         1997    $250,000       --           $    895             50,000
                                            1996 (2)  $ 51,250       --           $ 14,288 (3)        600,000

David J. Robbins.....................         1998    $135,000       --           $  2,025             45,000
Vice President, Customer Services             1997    $135,000   $  650 (4)       $  1,463             55,000
                                              1996    $110,000       --              --                20,000

Cindy L. Cooper......................         1998    $135,000       --           $  2,666             25,000
Vice President, Product Development           1997    $127,786   $  650 (4)       $  1,406             71,000
                                              1996    $ 83,985   $5,174 (5)       $  5,713 (6)           --

James R. Berthelsen..................         1998    $135,000       --           $ 22,246 (7)         25,800
Vice President, Marketing                     1997    $108,750   $  650 (4)       $  2,008             70,200
                                              1996    $100,027   $7,500 (5)       $134,115 (6)            800

Ronald H. Bissinger..................         1998    $110,550       --           $  1,463             75,000
Vice President and Chief Financial Officer

Philip D. Ranger.....................         1998    $108,347       --           $125,559 (8)          4,000
Former Vice President, Sales                  1997    $135,000   $  650(5)        $  2,475             71,000
                                              1996    $113,333       --              --                 4,000

 ---------------------------------
(1) Unless otherwise noted, consists of matching contributions made by the Company to each Named Executive Officer's 401(k) plan account. These contributions are subject to a vesting schedule that provides for vesting of 20% of the contributions for each year of service with the Company.

(2) Mr. Majteles commenced employment with the Company in October 1996.

(3) Represents payment to Mr. Majteles for relocation expenses.

(4) Represents company-wide bonus for those employees who were employed in calendar year 1996.

(5) Represents discretionary bonus.

(6) Represents commission paid for participation in Company sales activities.

(7) Includes payments of $19,721 for commission paid for participation in Company sales activities, and $2,525 for Company contributions to Mr. Berthelsen's 401(k) account.

(8) Includes payments of $26,654 as severance, $19,918 for vacation balance, $76,462 for commission paid for participation in Company sales activities, and $2,525 for Company contributions to Mr. Ranger's 401(k) account.

  The following table sets forth further information regarding option grants during 1998 to each of the Named Executive Officers. All options were granted pursuant to the Company's 1994 Equity Incentive Plan. In accordance with the rules of the Securities and Exchange Commission, the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their respective ten-year terms. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was granted to the end of the option term.

                             Option Grants in 1998




                                                                                                    Potential Realizable
                               Number of     Percentage of                                        Value at Assumed Annual
                               Securities    Total Options                                         Rates of Stock Price
                               Underlying     Granted to        Exercise                          Appreciation for Option
                                Options      Employees in         Price       Expiration                  Term(2)
      Name                     Granted(1)        1998           Per Share        Date                5%            10%
------------------------       ----------    -------------      ---------     -----------        -----------    -----------
Robert J. Majteles......         50,000          15.0%           $4.875        12/22/08           $153,293       $388,474

David J. Robbins........         20,000          13.5%           $5.500        04/23/08           $ 69,178       $175,311
                                 25,000                          $4.875        12/22/08           $ 76,647       $194,237

Cindy L. Cooper.........         25,000           7.5%           $4.875        12/22/08           $ 76,647       $194,237

James R. Berthelsen.....            800           7.7%           $5.500        04/23/08           $  2,767       $  7,012
                                 25,000                          $4.875        12/22/08           $ 76,647       $194,237

Ronald H. Bissinger.....         50,000          22.5%           $4.250        03/19/08           $133,640       $338,670
                                 25,000                          $4.875        12/22/08           $ 76,647       $194,237

Philip D. Ranger........          4,000           1.2%           $5.500        07/18/99           $ 13,836       $ 35,062

-----------------------
(1) The options shown in the table were granted at fair market value, non-qualified stock options and will expire ten years from the date of grant, subject to earlier termination upon termination of the optionee's employment. The options become exercisable over a four-year period, with 25% of the shares vesting on the first anniversary of the date of grant and thereafter 2.083% of the shares vesting for each full month that the optionee renders services to the Company.

(2) The 5% and 10% assumed annual compound rates of stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices.

  The following table sets forth certain information concerning the exercise of options by each of the Named Executive Officers during 1998, including the aggregate amount of gains on the date of exercise. In addition, the table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 1998. Also reported are values of "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and $5.125 per share, which was the closing price of the Company's Common Stock as reported on the Nasdaq National Market on December 31, 1998, the last day of trading for 1998.

            Aggregated Option Exercises in 1998 and Year-End Values

                                                                   Number of Securities          Value of Unexercised In-the-Money
                                  Shares                       Underlying Unexercised Options                Options at
                                Acquired on      Value              at Fiscal Year-End(1)                Fiscal Year-End (2)
          Name                  Exercise(1)    Realized(1)     Exercisable     Unexercisable      Exercisable       Unexercisable
                                -----------   ------------     -----------     -------------      -----------       -------------
Robert J. Majteles........           -             -             337,497          362,503           $549,995           $525,005

David J. Robbins..........           -             -              36,040           83,960           $ 25,312           $ 54,689

Cindy L. Cooper...........           -             -              29,541           70,459           $ 33,020           $ 68,980

James R. Berthelsen.......           -             -              24,240           76,560           $ 13,616           $ 43,584

Ronald H. Bissinger.......           -             -                 -             75,000                -             $ 50,000

Philip D. Ranger..........           -             -              31,124           47,876           $ 32,979           $ 56,772

---------------
(1) "Value Realized" represents the fair market value of the shares of Common Stock underlying the option on the date of exercise less the aggregate exercise price of the option.

(2) These values, unlike the amounts set forth in the column entitled "Value Realized," have not been, and may never be, realized and are based on the positive spread between the respective exercise prices of outstanding options and the closing price of the Company's Common Stock on December 31, 1998, the last day of trading for 1998.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The Compensation Committee consists of Messrs. Carlson, Howell and Stuckey. For a description of transactions between the Company and members of the Compensation Committee and entities affiliated with such members, see the discussion under "Certain Relationships and Related Transactions" below.


                             EMPLOYMENT AGREEMENTS

  The Company is a party to an employment agreement effective as of October 17, 1996 with Robert J. Majteles pursuant to which he served as the Company's President and Chief Operating Officer, which provides for Mr. Majteles to receive an annual salary of $250,000. Mr. Majteles was appointed Chief Executive Officer of the Company in April 1997. Mr. Majteles is entitled to certain medical and disability benefits and reimbursement of expenses associated with his relocation to California. Mr. Majteles is eligible to receive a bonus of up to 30% of his base salary annually according to a bonus plan approved by the Compensation Committee. The Company also granted to Mr. Majteles nonqualified options outside of the Incentive Plan to purchase 600,000 shares of common stock at $3.50 per share. These options vest over four years, with 25% of the shares becoming exerciseable on October 17, 1997 and the remaining shares vesting in equal increments monthly throughout the remainder of the period. In addition, such options automatically accelerate immediately prior to the closing of (a) a merger or acquisition in which the Company is not the surviving entity (with certain exceptions); (b) a sale, transfer or other disposition of all or substantially all of the assets of the Company; (c) or any other corporate reorganization or business combination in which the beneficial ownership of 50% or more of the Company's outstanding voting stock is transferred (each a "Corporate Transaction"). In addition, beginning January 1, 1998 and annually throughout employment, Mr. Majteles is entitled to receive an ongoing option grant, subject to board approval.. If Mr. Majteles is terminated by the Company other than for cause, the Company will provide Mr. Majteles with a severance payment equivalent to Mr. Majteles' then-current base salary plus 30% of such base salary.

  The Company is a party to an employment agreement effective as of November 6, 1998 with Ronald H. Bissinger pursuant to which he serves as the Company's Vice President and Chief Financial Officer. The employment agreement provides for Mr. Bissinger to receive an annual salary of $135,000. Mr. Bissinger is entitled to certain medical and disability benefits. Mr. Bissinger is eligible to receive a bonus annually according to a bonus plan approved by the Compensation Committee. If Mr. Bissinger is terminated by the Company other than for cause, the Company will provide Mr. Bissinger with a severance payment equivalent to six months of Mr. Bissinger's then-current base salary plus a bonus prorated up to the date of termination, medical and life insurance benefits for six months, and continued vesting of any stock options granted to Mr. Bissinger for six months. The employment agreement also provides that all options granted to Mr. Bissinger automatically accelerate immediately prior to the closing of a Corporate Transaction. In addition, following a Corporate Transaction, if Mr. Bissinger's employment with the Company is terminated or if he is constructively terminated, the Company will provide Mr. Bissinger with a severance payment equivalent to twelve months of Mr. Bissinger's then-current base salary plus a bonus prorated up to the date of termination, medical and life insurance benefits for twelve months, continued vesting of any stock options granted to Mr. Bissinger for twelve months, any cellular phone and notebook computer then currently provided by the Company, and placement services.

  The Company is a party to an employment agreement effective as of November 6, 1998 with David J. Robbins pursuant to which he serves as the Company's Vice President, Products and Services. The employment agreement provides for Mr. Robbins to receive an annual salary of $135,000. Mr. Robbins is entitled to certain medical and disability benefits. Mr. Robbins is eligible to receive a bonus annually according to a bonus plan approved by the Compensation Committee. If Mr. Robbins is terminated by the Company other than for cause, the Company will provide Mr. Robbins with a severance payment equivalent to six months of Mr. Robbins' then-current base salary plus a bonus prorated up to the date of termination, medical and life insurance benefits for six months, and continued vesting of any stock options granted to Mr. Robbins for six months. The employment agreement also provides that all options granted to Mr. Robbins automatically accelerate immediately prior to the closing of a Corporate Transaction. In addition, following a Corporate Transaction, if Mr. Robbins' employment with the Company is terminated or if he is constructively terminated, the Company will provide Mr. Robbins with a severance payment equivalent to twelve months of Mr. Robbins' then-current base salary plus a bonus prorated up to the date of termination, medical and life insurance benefits for twelve months, continued vesting of any stock options granted to Mr. Robbins for twelve months, any cellular phone and notebook computer then currently provided by the Company, and placement services.

  The Company is a party to an employment agreement effective as of November 6, 1998 with Cindy L. Cooper pursuant to which she serves as the Company's Vice President, Product Development. The employment agreement provides for Ms. Cooper to receive an annual salary of $135,000. Ms. Cooper is entitled to certain medical and disability benefits. Ms. Cooper is eligible to receive a bonus annually according to a bonus plan approved by the Compensation Committee. If Ms. Cooper is terminated by the Company other than for cause, the Company will provide Ms. Cooper with a severance payment equivalent to six months of Ms. Cooper's then-current base salary plus a bonus prorated up to the date of termination, medical and life insurance benefits for six months, and continued vesting of any stock options granted to Ms. Cooper for six months. The employment agreement also provides that all options granted to Ms. Cooper automatically accelerate immediately prior to the closing of a Corporate Transaction. In addition, following a Corporate Transaction, if Ms. Cooper's employment with the Company is terminated or if she is constructively terminated, the Company will provide Ms. Cooper with a severance payment equivalent to twelve months of Ms. Cooper's then-current base salary plus a bonus prorated up to the date of termination, medical and life insurance benefits for twelve months, continued vesting of any stock options granted to Ms. Cooper for twelve months, any cellular phone and notebook computer then currently provided by the Company, and placement services.

  The Company is a party to an employment agreement effective as of November 6, 1998 with James R. Berthelsen pursuant to which he serves as the Company's Vice President, Marketing. The employment agreement provides for Mr. Berthelsen to receive an annual salary of $135,000. Mr. Berthelsen is entitled to certain medical and disability benefits. Mr. Berthelsen is eligible to receive a bonus annually according to a bonus plan approved by the Compensation Committee. If Mr. Berthelsen is terminated by the Company other than for cause, the Company will provide Mr. Berthelsen with a severance payment equivalent to six months of Mr. Berthelsen's then-current base salary plus a bonus prorated up to the date of termination, medical and life insurance benefits for six months, and continued vesting of any stock options granted to Mr. Berthelsen for six months. The employment agreement also provides that all options granted to Mr. Berthelsen automatically accelerate immediately prior to the closing of a Corporate Transaction. In addition, following a Corporate Transaction, if Mr. Berthelsen's employment with the Company is terminated or if he is constructively terminated, the Company will provide Mr. Berthelsen with a severance payment equivalent to twelve months of Mr. Berthelsen's then-current base salary plus a bonus prorated up to the date of termination, medical and life insurance benefits for twelve months, continued vesting of any stock options granted to Mr. Berthelsen for twelve months, any cellular phone and notebook computer then currently provided by the Company, and placement services.

                       REPORT ON EXECUTIVE COMPENSATION

  This Report of the Compensation Committee is required by the Securities and Exchange Commission and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such Acts.

  Final decisions regarding executive compensation and stock option grants to executives are made by the Compensation Committee of the Board (the "Committee"). The Committee is composed of three independent non-employee directors, none of whom have any interlocking relationships as defined by the Securities Exchange Commission ("SEC").

General Compensation Policy

  The Committee acts on behalf of the Board to establish the general compensation policy of the Company for all employees of the Company. During 1998, the Committee reviewed base salary levels and target bonuses for the executive officers and employees of the Company, excluding the Chief Executive Officer ("CEO"). The Committee administers the Company's incentive and equity plans, including the 1994 Equity Incentive Plan (the "Incentive Plan") and the 1995 Employee Stock Purchase Plan (the "Stock Purchase Plan").

  The Committee's philosophy in compensating executive officers, including the CEO, is to relate compensation directly to corporate performance. Thus, the Company's compensation policy, which applies to its executive management, relates a portion of each individual's total compensation to the Company-wide revenues and earnings objectives. Consistent with this policy, a designated portion of the compensation of the executive officers of the Company is contingent on corporate performance, as determined by the Committee in its discretion. Long-term equity incentives for executive officers are effected through the granting of stock options under the Incentive Plan. Stock options generally have value for the executive only if the price of the Company's stock increases above the fair market value on the grant date and the executive remains in the Company's employ for the period required for the options to vest.

  The base salaries, incentive compensation and stock option grants of the executive officers are determined in part by the Committee informally reviewing data on prevailing compensation practices in technology companies with whom the Company competes for executive talent, and by their evaluating such information in connection with the Company's corporate goals. To this end, the Committee attempted to compare the compensation of the Company's executive officers with the compensation practices of comparable companies to determine base salary, target bonuses and target total cash compensation. In addition, the Company's executive officers, other than those holding more than 5% of the Company's Common Stock, are each entitled to participate in the Stock Purchase Plan.

  In preparing the performance graph for this Proxy Statement, the Company used the Standard & Poor's Technology (Computer Software & Services) 550 index ("S&P Software Sector Index") as its published line of business index. The compensation practices of most of the companies in the S&P Software Sector Index were not reviewed by the Company when the Committee reviewed the compensation information described above because such companies were determined not to be competitive with the Company for executive talent.

1998 Executive Compensation

  Base Compensation. The Committee reviewed the recommendations and performance and market data outlined above and established a base salary level effective January 1, 1998 for each executive officer. In the fourth quarter of 1998, the Company again reviewed the recommendations and performance and market data outlined above and established a base salary effective November 6, 1998 for each executive officer other than the CEO. The Company considered the factors described above as well as the Company's strategic management needs at the time.

  Incentive Compensation. Cash bonuses are awarded only if the Company met predetermined corporate objectives set annually by the Committee. Objectives are set annually in accordance with the Company's strategic plan. Bonuses are awarded quarterly based solely on the financial performance of the Company as measured by quarterly revenues and quarterly earnings per share. The target amount of bonus and the actual amount of bonus are determined by the Committee, in its discretion in accordance with the plan established by the Committee. No bonuses were paid in 1998 as the Company's financial performance objectives were not achieved.

  Stock Options. Stock options are an essential element of the Company's executive compensation package. The Committee believes that equity-based compensation in the form of stock options links the interests of management and stockholders by focusing employees and management on increasing stockholder value. The actual value of such equity-based compensation depends entirely on appreciation of the Company's stock. A majority of the Company's full-time employees participate in the Incentive Plan.

  Stock options typically have been granted to executive officers when the executive first joins the Company, in connection with a significant change in responsibilities and, occasionally, to achieve equity within a peer group. The Committee may, however, grant additional stock options to executives for other reasons. The number of shares subject to each stock option granted is within the discretion of the Committee and is based on anticipated future contribution and ability to impact corporate and/or business unit results, past performance or consistency within the executive's peer group. The stock options generally become exercisable over a four-year period, with initial grants vesting 25% after the first year and monthly thereafter. Stock options are granted at a price that is equal to the fair market value of the Company's Common Stock on the date of grant. All options granted to date have been granted pursuant to the above guidelines.

   In 1998, the Company granted stock options to executive officers based largely upon targeted stock option grants for the satisfaction of 1997 objectives. The Committee considered the factors described above in determining the targeted number of options to grant and the actual number of options granted to executive officers upon the achievement of corporate and individual performance objectives in 1997. In addition, in connection with the commencement of his employment, an initial grant of 50,000 options were granted to Ronald H. Bissinger at $4.25 per share.

   CEO Compensation. The Company is a party to an employment agreement effective as of October 17, 1996 with Robert J. Majteles pursuant to which he served as the Company's President and Chief Operating Officer. Mr. Majteles was appointed Chief Executive Officer of the Company in April 1997. Mr. Majteles is entitled to certain medical and disability benefits and reimbursement of expenses associated with his relocation to California. Mr. Majteles is eligible to receive a bonus of up to 30% of his base salary annually according to a bonus plan approved by the Compensation Committee. The Company also granted to Mr. Majteles nonqualified options outside of the Incentive Plan to purchase 600,000 shares of common stock at $3.50 per share. These options vest over four years, with 25% of the shares becoming exerciseable on October 17, 1997 and the remaining shares vesting in equal increments monthly throughout the remainder of the period. In addition, such options automatically accelerate immediately prior to the closing of (a) a merger or acquisition in which the Company is not the surviving entity (with certain exceptions); (b) a sale, transfer or other disposition of all or substantially all of the assets of the Company; (c) or any other corporate reorganization or business combination in which the beneficial ownership of 50% or more of the Company's outstanding voting stock is transferred. In addition, beginning January 1, 1998 and annually throughout employment, Mr. Majteles is entitled to receive an ongoing option grant, subject to board approval. If Mr. Majteles is terminated by the Company other than for cause, the Company will provide Mr. Majteles with a severance payment equivalent to Mr. Majteles' then-current base salary plus 30% of such base salary.

     The Board believed it necessary to provide the compensation package to Mr. Majteles that is described above in order to encourage Mr. Majteles to accept employment with, and thereafter remain employed by, the Company. This package was agreed by the Company after taking into account the compensation packages offered by the Company's competitors and the compensation packages being requested by other CEOs.

  Compliance with Section 162(m) of the Internal Revenue Code of 1986. The Company intends generally to comply with the requirements of Section 162(m) of the Internal Revenue Code of 1986. The Incentive Plan is already in compliance with Section 162(m) by limiting stock awards to named executive officers. The Company does not expect cash compensation for 1996 to be in excess of $1,000,000 or consequently affected by the requirements of Section 162(m). The option granted to the Company's President and Chief Operating Officer in October 1996 was granted outside of the Incentive Plan and therefore did not fall within the requirements of Section 162(m). The Committee expects future option grants to be in compliance with Section 162(m).



                                  COMPENSATION COMMITTEE
                                  M. M. Stuckey, Chairman
                                  Lawrence M. Howell
                                  John F. Carlson

                        COMPANY STOCK PRICE PERFORMANCE

  The stock price performance graph below is required by the SEC and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such Acts.

  The graph below compares the cumulative total stockholder return on the Common Stock of the Company on February 16, 1996 (the effective date of the Company's registration statement with respect to the Company's initial public offering) to December 31, 1998 with the cumulative total return on the Standard & Poor's Index and the S&P Software Sector Index over the same period (assuming the investment of $100 in the Common Stock of Company and in each of the other indices on the date of the Company's initial public offering, and reinvestment of all dividends).

  The comparisons in the graph below are based on historical data and are not intended to forecast the possible future performance of the Company's Common Stock.

               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
              AMONG [ULTRADATA CORP.], S&P 500 AND S&P COMPUTERS

                       [PERFORMANCE GRAPH APPEARS HERE]

Measurement Period           [ULTRADATA
(Fiscal Year Covered)           CORP.]       S&P 500      S&P COMPUTERS
-------------------          ----------     ---------     -------------
Measurement Pt-  /  /        $100           $100         $100
FYE   /  /                   $              $            $
FYE   /  /                   $              $            $
FYE   /  /                   $              $            $
FYE   /  /                   $              $            $
FYE   /  /                   $              $            $

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  From January 1, 1998 to the present, there are no currently proposed transactions in which the amount involved exceeds $60,000 to which the Company or any of its subsidiaries was (or is to be) a party and in which any executive officer, director, 5% beneficial owner of the Company's Common Stock or member of the immediate family of any of the foregoing persons had (or will have) a direct or indirect material interest, except for: (i) transactions set forth under "Executive Compensation" above; and (ii) indemnification agreements entered into by the Company with each of its directors and executive officers that provide the maximum indemnity available to directors and executive officers under Section 145 of the Delaware General Corporation Law and the Company's Bylaws, as well as certain additional procedural protections. Such indemnity agreements provide generally that the Company will advance expenses incurred by directors and executive officers in any action or proceeding as to which they may be indemnified, and require the Company to indemnify such individuals to the fullest extent permitted by law.


                             STOCKHOLDER PROPOSALS

  Proposals of stockholders intended to be presented at the Company's 2000 Annual Meeting of Stockholders must be received by the Company at its principal executive offices no later than December 8, 1999 in order to be included in the Company's Proxy Statement and form of proxy relating to that meeting.


                      SECTION 16(a) BENEFICIAL OWNERSHIP
                             REPORTING COMPLIANCE


     Section 16 of the Exchange Act requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms furnished to the Company and written representations from the executive officers and directors of the Company, the Company believes that all Section 16(a) filing requirements were met during 1998, except that the Form 4 reporting the sale of securities for Malcolm R. McKellar, a greater than 10% stockholder of the Company, and the Form 4 reporting the sale of securities for Nigel P. Gallop, Chairman of the Board of the Company, were filed late.


                                OTHER BUSINESS

  The Board does not intend to bring any other business before the Meeting, and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the notice of the Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

Dated: April 7, 1999

                                  By Order of the Board of Directors

                                  /s/ Ronald H. Bissinger

                                  Ronald H. Bissinger
                                  Vice President, Chief Financial Officer
                                  and Secretary

                             ULTRADATA CORPORATION

                              5000 Franklin Drive
                      Pleasanton, California  94588-3354

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert J. Majteles and Ronald H. Bissinger as proxies, each with full powers of substitution, and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock, $0.001 par value, of ULTRADATA corporation (the "Company") held of record by the undersigned on April 1, 1999, at the Annual Meeting of Stockholders of the Company to be held on Friday, May 7, 1999, and at any continuations or adjournments thereof.

This Proxy, when properly executed and returned in a timely manner, will be voted at the Annual Meeting and any adjournments thereof in the manner described herein. If no contrary indication is made, the proxy will be voted FOR the Board of Director nominees, FOR Proposal 2 and in accordance with the judgment of the persons named as proxies herein on any other matters that may properly come before the Annual Meeting.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY

                         USING THE ENCLOSED ENVELOPE.

             CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

                                                              ----------------
                                                              SEE REVERSE SIDE
                                                              ----------------

                                                               [X] Please mark
                                                                   votes as in
                                                                   this example.


The Board of Directors unanimously recommends that you vote FOR the Board of Director nominees and FOR Proposal 2.

1.   Election of Directors.
     [ ] FOR all nominees listed below       [ ] WITHHOLD AUTHORITY to vote
         except as marked.                       for all nominees.

   To withhold authority to vote for any individual nominee, strike a line through that nominee's name:

         Nigel P. Gallop, Robert J. Majteles, John F. Carlson, M.M. Stuckey, and Lawrence M. Howell.

2.   Proposal to ratify the appointment           FOR      AGAINST      ABSTAIN
     of Deloitte & Touche LLP as independent      [ ]        [ ]          [ ]
     auditors for 1999.

     In accordance with their judgment, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.


This Proxy must be signed exactly as your name appears hereon. If more than one name appears, all persons so designated should sign. Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signer is a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If the signer is a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership.

    Signature:_________________________________Date:______________, 1999

    Signature:_________________________________Date:______________, 1999

                                 (Reverse Side)

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN
  THIS PROXY CARD AND RETURN IT PRIOR TO THE MEETING IN THE ENCLOSED ENVELOPE.

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